UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2024

NexPoint Diversified Real Estate Trust
(Exact name of registrant as specified in its charter)

Delaware	001-32921	80-0139099
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of principal executive offices, including zip code)

214-276-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value	NXDT	New York Stock Exchange

5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2024, NexPoint Diversified Real Estate Trust (the “Company”) held its Annual Meeting of Shareholders. The below matters were submitted for approval by the Company’s shareholders, as more fully described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2024. The number of the Company’s common shares entitled to vote at the Company’s 2024 Annual Meeting of Shareholders was 39,301,419, and the number of the Company’s 5.50% Series A Cumulative Preferred Shares, par value $0.001 per share, liquidation preference $25.00 per share, entitled to vote at the Company’s 2024 Annual Meeting of Shareholders was 3,359,593, representing the number of shares outstanding as of April 1, 2024, the record date for the annual meeting.

The results of each matter voted on were as follows:

1.	Election of trustees. The following trustees were elected for terms expiring at the 2024 annual meeting of shareholders:

	Votes For	Votes Withheld	Broker Non-Votes
James Dondero	18,354,187	2,223,094	10,809,372
Brian Mitts	18,018,465	2,558,816	10,809,372
Edward Constantino	14,627,145	5,950,136	10,809,372
Scott Kavanaugh	13,039,461	7,537,820	10,809,372
Arthur Laffer	15,499,468	5,077,813	10,809,372
Carol Swain	15,098,637	5,478,643	10,809,372
Catherine Wood	13,519,170	7,048,110	10,809,372

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,128,536	3,148,354	300,390	10,809,372

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024. The appointment was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,930,654	286,351	169,648	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Diversified Real Estate Trust
By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date:  June 12, 2024